SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Small Cap Fund
International Equity Fund
World Equity Ex-US Fund

Supplement Dated January 31, 2006
to the Class A Shares Prospectus Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the International Equity and World Equity Ex-US Funds

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the International Equity and World Equity Ex-US Funds.

In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Fisher Investments, Inc. under the sub-section "International Equity Fund" is hereby deleted and replaced with the following:

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Tim Cunneen, CFA, Senior Portfolio Manager, and Daniel Dektar, Executive Vice President, manages the portion of the International Equity Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 12 years of investment experience. Mr. Dektar joined Smith Breeden in 1986 and has 22 years of investment experience.

In addition, in the section entitled "Sub-Advisers and Portfolio Managers," the paragraphs relating to Acadian Asset Management Inc. and Fisher Investments, Inc. under the sub-section "World Equity Ex-US Fund" are hereby deleted and replaced with the following:

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Tim Cunneen, CFA, Senior Portfolio Manager, and Daniel Dektar, Executive Vice President, manages the portion of the World Equity Ex-US Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 12 years of investment experience. Mr. Dektar joined Smith Breeden in 1986 and has 22 years of investment experience.

There are no changes to the other sub-advisers of the International Equity and World Equity Ex-US Funds.

Change in Sub-Adviser for the Small Cap Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Small Cap Fund. In the section entitled "Sub-Advisers and Portfolio Managers," under the sub-section "Small Cap Fund," the following paragraph is hereby added:

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky, 40202, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Integrity. The team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, J. Bryan Tinsley, CFA, and William H. McNett, CFA. Each of the team members have been with Integrity for 2 years and are currently responsible for participating in the security selection for the Fund. Prior to joining the firm, Mr. Bandi, Mr. DeMonica, Mr. Friedman, Mr. Gilbert and Mr. Tinsley were all employed by National City Investment Co., and Mr. McNett was employed by Turner Investments.

There are no changes to the other sub-advisers of the Small Cap Fund.

Change in Sub-Adviser for the Large Cap Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Peregrine Capital Management, Inc. under the sub-section "Large Cap Fund" is hereby deleted.

There are no changes to the other sub-advisers of the Large Cap Fund.

Change to the International Equity and World Equity Ex-US Funds' Investment Policies

At a meeting held on December 8, 2005, the Board of Trustees of SEI Institutional Investments Trust approved a change to the investment policies of the International Equity and World Equity Ex-US Funds (the "Funds"). This change will permit the Funds' sub-advisers to invest in derivatives based on international equity indices and hold a portfolio of short-duration fixed income securities for the Funds (the "Alpha Transport Investment Strategy"). The Prospectus is hereby amended and supplemented to reflect this change by deleting the text of the "Investment Strategy" section for the International Equity Fund and inserting the following language in its place:

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below. The Fund is diversified as to issuers, market capitalization, industry, and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

In the section entitled "What are the Risks of Investing in the Fund?," the text for the International Equity Fund is hereby deleted and replaced with the following:

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Exchange-traded funds (ETFs) are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

The Fund is also subject to the risk that international equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

The Prospectus is hereby amended and supplemented to reflect this change by deleting the text of the "Investment Strategy" section for the World Equity Ex-US Fund and inserting the following language in its place:

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on an international equity index and derivative instruments whose value is based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

In the section entitled "What are the Risks of Investing in the Fund?," text for the World Equity Ex-US Fund is hereby deleted and replaced with the following:

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Exchange-traded funds (ETFs) are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

The Fund is also subject to the risk that international equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-390 (1/06)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Small Cap Fund
International Equity Fund
World Equity Ex-US Fund

Supplement Dated January 31, 2006
to the Statement of Additional Information ("SAI)" Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Small Cap Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Small Cap Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Integrity Asset Management, LLC is hereby deleted and replaced with the following:

INTEGRITY ASSET MANAGEMENT, LLC—Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. Integrity was founded in 2003 and is wholly-owned by its employees.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to Integrity Asset Management, LLC is hereby deleted and replaced with the following:

Integrity

Compensation.  SIMC pays Integrity a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended December 7, 2005.

Integrity's compensation policy is designed to compensate employees based on their contributions to the firm and Integrity's clients. Total compensation includes base salaries and bonuses consistent with investment management industry standards. Bonuses are determined by team performance, individual performance, and contribution to the firm's business objectives. Professionals are formally evaluated on an annual basis (December/January) on a variety of function-specific goals and criteria based on a combination of desired individual and firm achievements. At that time, the annual bonus is determined by the firm's Board of Managers.

In addition, all members of the investment team either have or are on track to have direct equity or "phantom stock" equivalent ownership in the firm.

Ownership of Fund Shares.  As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, Integrity's portfolio managers did not beneficially own any shares of the Small Cap and Small/Mid Cap Equity Funds.

Other Accounts.  As of December 7, 2005, in addition to the Small Cap and Small/Mid Cap Equity Funds, Integrity's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team	1	$60,000,000	0	$0	45	$1,200,000,000

Conflicts of Interests.  The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include registered investment companies, pooled vehicles and other separately managed institutional accounts. The Other Accounts might have similar investment objectives as the Small Cap and Small/Mid Cap Equity Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Integrity does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Integrity believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap and Small/Mid Cap Equity Funds. However, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that Integrity or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is Integrity's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small/Mid Cap Equity Funds, such an approach might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

Change in Sub-Adviser for the Large Cap Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Peregrine Capital Management, Inc. is hereby deleted.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to Peregrine Capital Management, Inc. is hereby deleted.

Change in Sub-Adviser for the International Equity and World Equity Ex-US Funds

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the International Equity and World Equity Ex-US Funds. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraphs relating to Acadian Asset Management Inc. and Fisher Investments, Inc. are hereby deleted.

In addition, in the sub-section entitled "Portfolio Management" under the section titled "The Adviser and Sub-Advisers," the text relating to Acadian Asset Management Inc. and Fisher Investments, Inc. is hereby deleted.

Accordingly, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to Smith Breeden Associates, Inc. is hereby deleted and replaced with the following:

SMITH BREEDEN ASSOCIATES, INC.—Smith Breeden Associates, Inc. ("Smith Breeden") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds. Smith Breeden is a Kansas sub-chapter S corporation and is an independent, employee-owned firm. As of May 2005, Smith Breeden's senior professionals owned 84% of the firm's equity. Former employees and outside directors owned the remaining 16 percent. Smith Breeden remains an independent and employee-owned corporation since its inception in 1982 and is 44% owned by Douglas T. Breeden, Founder and Chairman.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to Smith Breeden Associates, Inc. is hereby deleted and replaced with the following:

Smith Breeden

Compensation.  SIMC pays Smith Breeden a fee based on the assets under management of the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds. The following information relates to the period ended November 30, 2005.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, taking into consideration the following factors for portfolio managers: (i) risk-adjusted performance over one, three, and five years for all accounts managed by the portfolio manager; (ii) account strategy; (iii) innovative and profitable transaction ideas; (iv) client service; and (v) operational efficiency. Annual compensation packages are a combination of base salary, cash bonuses, and restricted equity grants and are generally composed of 40% base salary, 25% cash bonuses, 401(k) and profit-sharing, and 35% of restricted equity grants. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership positions rise over time, making dividend payments a more important component of compensation. Cash bonuses are used to reward outstanding individual performance.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed; there is no compensation formula based on the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds' pre- or after-tax performance, or based on the Large Cap Disciplined Equity,

International Equity and World Equity Ex-US Funds' assets. In addition, there are no differences between the method of determining compensation with respect to the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds and any Other Accounts.

Ownership of Fund Shares.  As of the end of the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Smith Breeden's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds.

Other Accounts.  As of November 30, 2005, in addition to the International Equity and World Equity Ex-US Funds, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tim Cunneen	0 0*	$0 $0*	1 0*	$944,000,000 $0*	4 1*	$7,158,000,000 $149,000,000*
Dan Dektar	2 0*	$450,000,000 $0*	2 1*	$554,000,000 $433,000,000*	6 6*	$1,069,000,000 $1,069,000,000*

As of May 31, 2005, in addition to the Large Cap Disciplined Equity Fund, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Sprow	1	$20,000,000	N/A	N/A	N/A	N/A
John Kerschner	N/A	N/A	3	$122,000,000	5	$2,309,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  Officers, directors and shareholders of Smith Breeden own collectively more than 70% of the common stock of Community First Financial Group, which has a majority ownership in financial institutions to which Smith Breeden provides services. Smith Breeden is also the sponsor or general partner of certain pooled investment vehicles, which are recommended to investors for purchase and for which Smith Breeden serves as investment adviser. With respect to these pooled investment vehicles, a portion of the fees received by Smith Breeden are based on the performance of the funds. Investment opportunities are allocated to these institutions on the same basis as they are allocated to all other clients in accordance with Smith Breeden's Trade Allocation Policy as described further below.

On occasion, Smith Breeden, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith Breeden maintains a Code of Ethics (as described further below) that is designed to prevent conflicts of interest that such individuals may have with client securities holdings and transactions. Smith Breeden has adopted a Compliance Manual that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act of 1940 (the "Advisers Act") and generally requires both Smith Breeden and its employees to deal with all clients in a fair and equitable manner.

The Compliance Manual generally includes the following policies and procedures, which may be amended from time to time as necessary to address relevant business and regulatory requirements, such as: (i) investment and risk management policies; (ii) trade allocation and best execution policies; (iii) proxy voting policy and procedures; (iv) Code of Ethics, marketing, performance presentation and media policies; (v) Operations Department Summary and Internal Controls and Procedures; (vi) custody, hardcopy and electronic recordkeeping, solicitor, security pricing and accounts receivable and revenue polices; (vii) procedures to safeguard client information and electronic systems use policy; (viii) a privacy policy with respect to non-public personal information of clients; (ix) a disaster recovery plan and anti-money laundering program; (x) illiquid securities, trade error and gift policies; and (xi) a portfolio pumping and window dressing policy.

Smith Breeden's Trade Allocation Policy is designed to ensure that: (i) no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities; and (ii) to the extent practical, investment opportunities are allocated among clients over a period of time on a fair and equitable basis. The Best Execution Policy is designed to ensure that Smith Breeden seeks best execution, which refers to trading processes that seek to maximize the value of a client's portfolio within such client's stated investment objectives and constraints. Smith Breeden's Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, non-public information. In connection with the provisions of the company's Code of Ethics, Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time.

Change to the International Equity and World Equity Ex-US Funds' Investment Policies

At a meeting held on December 8, 2005, the Board of Trustees of SEI Institutional Investments Trust approved a change to the investment policies of the International Equity and World Equity Ex-US Funds (the "Funds"). This change will permit the Funds' sub-advisers to invest in derivatives based on international equity indices and hold a portfolio of short-duration fixed income securities for the Funds (the "Alpha Transport Investment Strategy"). Accordingly, the "International Equity Fund" sub-section on page S-5 of the section entitled "Investment Objectives and Policies" is hereby deleted and replaced with the following:

INTERNATIONAL EQUITY FUND—The International Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of issuers of all capitalization ranges located in at least three countries other than the United States. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging market countries. Any remaining assets will be invested in U.S. or non-U.S. cash reserves and money market instruments, as well as variable and floating rate securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the broad international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-

backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may also purchase equity-linked warrants, illiquid securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency and swap contracts and lend its securities to qualified borrowers.

Securities of non-U.S. issuers purchased by the Fund may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

In addition, the "World Equity Ex-US Fund" sub-section on page S-7 of the section entitled "Investment Objectives and Policies" is hereby deleted and replaced with the following:

WORLD EQUITY EX-US FUND—The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on an international equity index and derivative instruments whose value is based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. The Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers in emerging market countries. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the broad international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-389 (1/06)